================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (AMENDMENT NO.    )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

CHECK THE APPROPRIATE BOX:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             ESCALADE, INCORPORATED
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE
                                  REGISTRANT)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies: ........

    (2) Aggregate number of securities to which transaction applies: ...........

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): .............

    (4) Proposed maximum aggregate value of transaction: .......................

    (5) Total fee paid: ........................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid: ................................................

    (2) Form, Schedule or Registration Statement No.: ..........................

    (3) Filing Party: ..........................................................

    (4) Date Filed: ............................................................



================================================================================

                             ESCALADE, INCORPORATED

                     NOTICE OF ANNUAL STOCKHOLDERS' MEETING
                                 APRIL 24, 2004
                             9:00 A.M. CENTRAL TIME



Dear Stockholder:

        You are cordially invited to attend our 2004 Annual Stockholders' Meeting, which will be held at 9:00 a.m. Central Time on Saturday, April 24, 2004 at the Company's Evansville facility located at 817 Maxwell Avenue, Evansville, Indiana.

        We are holding the annual meeting for the following purposes:

        1.  To elect to the Board seven (7) Directors as set forth herein;

        2. To acknowledge the appointment of BKD LLP, to serve as independent auditors for the Company for the year 2004;

        3. To act on a proposal to increase the authorized number of shares of common stock to 30 million shares; and

        4. To transact such other business that may properly come before the meeting or any adjournment thereof.

        These items are fully described in the proxy statement, which is part of this notice. We have not received notice of other matters that may be properly presented at the annual meeting.

        TO ENSURE THAT YOUR VOTE IS PROMPTLY RECORDED, PLEASE VOTE AS SOON AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON. PLEASE SIGN, MARK AND RETURN THE PROXY ENCLOSED WITH THIS NOTICE AT YOUR EARLIEST CONVENIENCE.

                                            By order of the Board of Directors

                                                     TERRY D. FRANDSEN

                                              V.P. Finance, CFO & Secretary


Wabash, Indiana

                                 March 22, 2004

                                 PROXY STATEMENT


        The Board of Directors of Escalade, Incorporated (hereinafter referred to as "Escalade" or the "Company"), headquartered at 251 Wedcor Avenue, Wabash, Indiana 46992 ((260) 569-7208), is soliciting proxies, the form of which is enclosed, for the Annual Meeting of Stockholders to be held on Saturday, April 24, 2004, at 9:00 a.m. Central Time. Each of the 6,476,391 shares of common stock outstanding on February 27, 2004 is entitled to one vote on all matters acted upon at the meeting and only Stockholders of record on the books of the Company at the close of business on February 27, 2004 will be entitled to vote at the meeting, either in person or by proxy.

        The shares represented by all properly executed proxies received by the Company will be voted as designated and each not designated will be voted affirmatively. Unless discretionary authority is withheld, all other matters coming before the meeting will be voted according to the best judgment of the proxies. Any proxy given by a shareholder of record may be revoked at any time before it is voted, by written notice to the Company's Secretary, by execution of a later dated proxy, or by a personal vote at the Annual Meeting. This proxy statement is being mailed to shareholders on or about March 22, 2004.

        The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but may also be solicited by Directors, Officers, and other regular employees of the Company, who will receive no compensation in addition to their regular salaries. Bankers and others who hold stock in trust will be asked to send proxy materials to the beneficial owners of the stock, and the Company may reimburse them for their expenses.

        The holders of a majority of the Company's outstanding Common Stock must be present or represented by proxy at the Annual Meeting to constitute a quorum.

        The seven (7) nominees receiving the greatest number of votes cast at the Annual Meeting upon the presence of a quorum will be elected as directors. A properly executed proxy marked "Withhold Authority to Vote" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting. The persons named as proxies in the enclosed proxy will vote for the election of the nominees named below unless authority to vote is withheld.

        For each other item presented at the Annual Meeting, the affirmative vote of the holders of a majority of the Company's shares present or represented by proxy at the Annual Meeting and entitled to vote on the item will be required for approval. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting. Accordingly, an abstention will have the effect of a negative vote.

        If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

        The Annual Report of the Company for the year of 2003 is being mailed to you with this proxy statement, but such report and financial statements are not a part of this proxy statement.

                            CERTAIN BENEFICIAL OWNERS

        Under Rule 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition needs not enjoy the economic benefit of such securities. The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock by its Executive Officers and by the only stockholders deemed to be beneficial owners of 5% or more of the Common Stock of the Company as of February 27, 2004.

                   NAME AND ADDRESS                                  AMOUNT AND NATURE       PERCENTAGE
TITLE OF CLASS     OF BENEFICIAL OWNER                                 OF OWNERSHIP           OF CLASS
------------------------------------------------------------------------------------------------------------
                                            EXECUTIVE OFFICERS
                                            ------------------

Common Stock       Robert E. Griffin                                   1,657,730 (1)          25.6% (1)
                   817 Maxwell Avenue
                   Evansville, Indiana  47717

Common Stock       C. W. "Bill" Reed                                     476,655 (2)           7.4% (2)
                   251 Wedcor Avenue
                   Wabash, Indiana  46992

Common Stock       Terry D. Frandsen                                      23,100 (3)           0.4% (3)
                   251 Wedcor Avenue
                   Wabash, Indiana  46992

                                            OTHER 5% STOCKHOLDERS
                                            ---------------------

Common Stock       Andrew and Charmenz Guagenti                          563,071 (4)           8.7% (4)
                   216 Water Street
                   Newburgh, Indiana  47630

Common Stock       Royce & Associates, LLC                               355,500               5.5%
                   1414 Avenue of the Americas
                   New York, New York 10019

(1) Includes 472,158 shares held by a Family Limited Partnership and 631,960 shares held by his children. Mr. Griffin disclaims beneficial ownership of those shares. Also includes 7,007 shares issuable upon the exercise of outstanding stock options.

(2) Includes 112,500 shares issuable upon the exercise of outstanding stock options.

(3) Includes 22,500 shares issuable upon exercise of outstanding stock options.

(4) Includes 220,065 shares held by Mr. Guagenti, in his name, in his directed IRA, or as Trustee, and 343,006 shares owned by Mrs. Guagenti directly, in her directed IRA, or as Trustee. Mr. and Mrs. Guagenti each disclaim beneficial ownership of the shares held by the other.

                                   ITEM NO. 1
                              ELECTION OF DIRECTORS

        The Board of Directors voted to set the size of the Board at seven (7) members. Yale A. Blanc, currently serving as a Director, has elected, for personal reasons, to retire at the end of his current term and is not standing for reelection. One member of the Board, A. Graves Williams passed away in February 2004. The nominees presented for election include four individuals who are current directors and three new independent candidates. Those persons whose names are set forth below are standing for election. The term of office of the Directors standing for election at the Annual Meeting will be until the next annual meeting of the stockholders and until their successors are elected and qualified.

        Director candidates are nominated by the independent members of the Board of Directors, as the Company does not believe that it is necessary to have a separate Nominating Committee given the small size of the Board. The Board has determined that potential candidates to be nominated to serve as directors should have the following primary attributes: high achievement expectations with regard to increasing shareholder value; uncompromising position on maintaining ethics; conservative attitude towards financial accounting and disclosure; and should be a shareholder of the Company to bring the perspective of a shareholder to the Board. To date, the Board has not deemed it necessary to engage a third party search firm to assist in identifying suitable candidates for directors, but has the authority to do so in the future. No fees were paid to any such search firm in connection with the nominees for directors named in this proxy statement. The Board believes that the existing Board members and executive management of the Company have sufficient networks of business contacts that will likely form the candidate pool from which nominees will be identified. Once a candidate is identified, as many members of the Board as feasible will meet with such candidate and the Board as a whole subsequently will evaluate the candidates using the criteria outlined above. The independent Board members will then make the final determination of whether or not to nominate the candidate. Other than the incumbent directors standing for reelection, the nominees for directors named herein were identified by Robert E. Griffin and evaluated by all members of the Board prior to being nominated.

        The Company does not have a formal process by which stockholders can propose nominees to serve as directors. If any stockholder would desire to submit the names and qualifications of potential candidates for directors, the Board would evaluate the possible nominee according to the above criteria and would consider such person in comparison to all other candidates and the number of directors then constituting the Board. The Company has not received any such proposals for this Annual Meeting. Accordingly, the Board has made no rejections or refusals of such candidates.

Information with respect to each of the nominees for the Board of Directors is set forth as follows:

                                                                                                        SHARES OF COMMON STOCK OF
                                                                                                        THE COMPANY BENEFICIALLY
                                                                                                        OWNED ON FEBRUARY 27,2004
                                                                                                     -------------------------------
                                                                           DIRECTOR                                   PERCENT OF
NAME AND PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS                   SINCE (1)       AGE         NUMBER            CLASS
------------------------------------------------------------------------------------------------------------------------------------

ROBERT E. GRIFFIN - Chairman since May, 1999,
Previously Chairman and Chief Executive Officer
of the Company since February 1994, Previously
President and Chief Executive Officer since 1976......................       1973           69        1,657,730 (1)    25.6% (1)

BLAINE E. MATTHEWS, JR. - Director and Corporate
Secretary of Matthews 1812 House, Inc. since
1979, a mail order supplier of cakes and food
gifts.................................................................       1965           66          172,484 (2)     2.7% (2)

C. W. "BILL" REED - President and Chief
Executive Officer since May, 1999, Previously
President and Chief Operating Officer of the
Company since February, 1994 and President of
Martin Yale Industries, Inc. since 1980...............................       1997           57          476,655 (3)     7.4% (3)

KEITH P. WILLIAMS - President of Good Earth
Tools, Inc., Crystal City, Missouri since 1964,
a company specializing in wear-proofing with
tungsten carbide. (4).................................................       1982           76          196,214 (5)     3.0% (5)

EDWARD E. (NED) WILLIAMS - Founder and President
of Ballast Tools, Incorporated, a manufacturer
of industrial equipment and supplies used for
railway track maintenance. Mr. Edward Williams
is also Vice President of Good Earth Tools, Inc. (4)..................      Nominee         43           21,224 (6)     0.3% (6)

RICHARD D. WHITE - Founder and President of
Aeolus Capital LLC, an investment management
group focused on small capitalization valued
oriented investments in public companies and
control oriented private equity investments.
Until 2002, Mr. White was a Managing Director of
CIBC Capital Partners, the private equity
investment division of CIBC World Markets and a
Managing Director at its predecessor by
acquisition, Oppenheimer & Co., Inc., which he
joined in 1985. Mr. White serves as a director
of ActivCard Corp., G-III Apparel Group, Ltd.
and Midway Games, Inc. Mr. White is a certified
public accountant.....................................................      Nominee         50            2,650         0.0%

GEORGE SAVITSKY - Founder and managing partner
of Savitsky, Satin & Company, a business
management company specializing in managing the
financial affairs of people in the entertainment
industry. Mr. Savitsky is a certified public
accountant............................................................      Nominee         65            8,000         0.1%

------------------------------------------------------------------------------------------------------------------------------------
All Directors and Executive Officers as a Group (8 Individuals).......                                2,558,057         39.5%

(1) See note (1) under "Certain Beneficial Owners".

(2) Includes 42,000 shares held by his spouse. Mr. Blaine Matthews disclaims beneficial ownership of those shares. Also includes 2,856 shares issuable upon the exercise of outstanding stock options.

(3) See note (2) under "Certain Beneficial Owners".

(4) Mr. Keith Williams is the father of Mr. Edward Williams. Each disclaims beneficial ownership of shares held by the other.

(5) Includes 11,487 shares held by his spouse. Mr. Keith Williams disclaims beneficial ownership of those shares. Also includes 4,151 shares issuable upon the exercise of outstanding stock options.

(6) Includes 18,519 shares owned by Good Earth Tools, Inc., of which Mr. Edward Williams owns 33% of the outstanding voting stock and is an executive officer. Mr. Edward Williams disclaims beneficial ownership of those shares.

        While there is no reason to believe that any of the persons nominated will, prior to the date of the meeting, refuse or be unable to accept the nomination, should any person nominated so refuse or become unable to accept, it is the intention of the persons named in the proxy to vote for such other person or persons as the Directors recommend.

        The Board does not have a formal policy regarding director attendance at the Annual Meeting. Typically, the Board holds its annual organizational meeting directly following the Annual Meeting, which results in most directors being able to attend the Annual Meeting. In 2003, all six directors elected at the Annual Meeting were in attendance at that meeting.

        The Board has determined that all of the above named incumbent directors and nominees for directors have met the independence standards of Rule 4200(1)(15) of the National Association of Securities Dealers listing standards with the exceptions of Messrs. Griffin and Reed.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

        The following is a list of the names and ages of all of the executive officers of the Company indicating all positions and offices held by each such person as of the date of this Report. Mr. Griffin and Mr. Reed have served the Company in various executive capacities throughout the past five years. Mr. Frandsen joined the company in October 2002 as Vice President of Finance. He was named Chief Financial Officer in September 2003. Prior to joining the Company, Mr. Frandsen served as the Chief Operating Officer of Seiko Instruments USA, Inc. from 1998. All such persons have been elected to serve until the next annual election of officers and their successors are elected, or until their earlier resignation or removal.


------------------------------------------------------------------------------------------------------------------------
Name                       Age as of February 27, 2004       Offices and Positions Held      First Elected as Officer
------------------------------------------------------------------------------------------------------------------------
Robert E. Griffin                      69                            Chairman                         12/76
------------------------------------------------------------------------------------------------------------------------
C. W. "Bill" Reed                      57                        CEO and President                     2/94
------------------------------------------------------------------------------------------------------------------------
Terry D. Frandsen                      46                  V.P. Finance, CFO, Secretary               10/02
------------------------------------------------------------------------------------------------------------------------


           BOARD OF DIRECTORS, ITS COMMITTEES, MEETINGS, AND FUNCTIONS

        The Board of Directors of the Company currently consists of two members who are executive officers (Robert E. Griffin and C.W. ("Bill") Reed) and three non-employee members (Yale A. Blanc, Blaine E. Matthews, Jr., and Keith P. Williams). There is currently one vacancy on the Board created by the February 2004 death of A. Graves Williams, Jr.

        During 2003 the Board of Directors had five meetings. All Directors attended 100% of the Board of Director with the exception of A. Graves Williams, who because of health reasons was unable to attend two of the meetings held outside the United States and died prior to the meeting held in February. All directors attended all Committee meetings on which they served. The Board of Directors intends to begin holding regular executive sessions of the independent directors following the Annual Meeting. The Board has not designated a lead or presiding director to chair those executive sessions, but may consider doing so in the future.

        The Company has a standing Audit Committee of the Board of Directors. The Audit Committee is composed of Blaine E. Matthews, Jr. and Yale A. Blanc, with A. Graves Williams, Jr. also serving prior to his death. Each of these members meets the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers, Inc. The Board has also determined that Blaine E. Matthews, Jr. is an audit committee financial expert. The Audit Committee as a whole held four meetings in 2003 and the Committee Chair, as the Committee's authorized representative, met with the independent auditors and management on three separate occasions to review the interim financial information contained in each quarterly earnings announcement. The main functions performed by the Audit Committee are to (1) review with the independent auditors their observations on internal controls of the Company and the competency of financial accounting personnel, (2) review with the chief accounting officer and independent auditors, the accounting for specific items or transactions as well as alternative accounting treatments and their effects on earnings, (3) engage the firm of independent certified public accountants to be hired by the Company and review that firm's independence, and (4) approve all audit and non-audit services performed by the Company's independent auditors. The Board of Directors has adopted a written charter for the Audit Committee, which is attached as Annex 1 and which may be found on the Company's website at:

        www.escaladeinc.com/OVERVIEW/Governance/Audit_Committee_Charter.pdf

        The Board of Directors has a Compensation Committee comprised entirely of independent directors and consisting of Keith P. Williams and, formerly, A. Graves Williams, Jr. This committee met one time in 2003 to review salaries and compensation levels within the Company. The Board of Directors also has a Stock Option Committee consisting of Keith P. Williams and, formerly, A. Graves Williams, Jr. This committee met one time in 2003 to review the granting of options. As discussed above, the Board of Directors has no nominating committee.

        The Board of Directors has adopted the Escalade, Incorporated Code of Business Conduct and Ethics which may be found on the Company's website at www.escaladeinc.com/OVERVIEW/Governance/Code%20of%20Conduct.htm. All employees of the Company, including its chief executive officer and senior financial officers, are subject to compliance with the Code.

        Stockholders may communicate directly with the Board of Directors in writing by sending a letter to the Board at: Escalade, Incorporated, 251 Wedcor Avenue, Wabash, Indiana 46992. All communications directed to the Board will be received and processed by the Company's office of the Chief Financial Officer and will be transmitted to the Chairman of the Audit Committee without any editing or screening by such office.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        To the best of the Company's knowledge, all of the Company's directors, officers and 10% or more shareholders have timely filed with the Securities and Exchange Commission all reports required to be so filed pursuant to Section 16 of the Securities Exchange Act of 1934 for 2003.

                             EXECUTIVE COMPENSATION

SUMMARY

        The following table is a summary of the compensation paid by the Company to Messrs. Griffin, Reed and Frandsen, its executive officers, for the last three years. Also included is John R. Wilson, who retired from the Company effective as of the end of fiscal year 2003 but was an executive officer prior to his retirement.

----------------------------------------------------------------------------------------------------------------
                                                                              Long Term
                                             Annual Compensation             Compensation
----------------------------------------------------------------------------------------------------------------
Name and Principal      Year    Salary ($)     Bonus ($)   Other Annual       Stock Options        All Other
Position                                                  Compensation ($)      (# Shares)     Compensation ($)
                                                                (2)                                  (3)
----------------------------------------------------------------------------------------------------------------
Robert E. Griffin       2001     75,927              --        53,890              2,226            4,723
Chairman of the         2002    107,113              --        58,945              2,009            3,214
Board                   2003    107,383 (1)          --        64,475                 --            3,214
----------------------------------------------------------------------------------------------------------------
C. W. "Bill" Reed       2001    222,045         505,224        26,945             31,113           10,638
President & CEO         2002    245,704         472,511        29,473             30,000           11,258
Director                2003    239,435 (1)     600,869        32,237             15,000           14,825
----------------------------------------------------------------------------------------------------------------
Terry D. Frandsen       2001         --              --          --                   --               --
VP Finance, CFO         2002     19,231          40,000          --                   --               --
Secretary               2003    101,241 (1)     200,290          --                7,500               --
----------------------------------------------------------------------------------------------------------------
John R. Wilson,         2001     96,714         198,722        20,128             15,000            7,159
former CFO and          2002    102,554         185,858        22,016             15,000            7,543
Secretary               2003    107,265 (1)     100,000        24,081                 --            7,874
----------------------------------------------------------------------------------------------------------------

(1) Of the amounts shown, the following was deferred pursuant to the Company's 401K retirement plan: Mr. Griffin ($9,644); Mr. Reed ($14,000); and Mr. Wilson ($14,000). This amount also includes director fees for Mr. Griffin ($57,000) and Mr. Reed ($19,000).

(2) The amounts shown are the interest earned pursuant to the Company's deferred compensation plan.

(3) In 2003, the amounts shown include the Company's following contributions to the 401K retirement plan: Mr. Griffin ($3,018); Mr. Reed ($14,000); and Mr. Wilson ($6,413). The amounts shown also include the dollar value of the following group term life insurance premiums paid by the Company: Mr. Griffin ($196); Mr. Reed ($825); Mr. Wilson ($1,461).

STOCK OPTIONS

        The following table shows information concerning individual grants of options to purchase the Company's common stock made in 2003 to the Company's executive officers pursuant to the 1997 Incentive Stock Option Plan.

INDIVIDUAL GRANTS IN 2003
------------------------------------------------------------------------------------------------------------------------------------

                                          Percent of Total                                       Potential Realized Value
                                         Options Granted To                               at Assumed Annual Rates of Stock Price
                      Options Granted   Employees in Fiscal  Exercise Price  Expiration        Appreciation for Option Term
     Name               (# Shares)              Year           ($/Share)        Date                        (3)
                                                                                          ------------------------------------------
                                                                                               5% ($)                10% ($)
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Griffin               --              --                 --            --                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
C.W. "Bill" Reed            15,000 (1)         16.93%            $13.97        2/21/08          57,895 (2)         127,932 (4)
------------------------------------------------------------------------------------------------------------------------------------
Terry D. Frandsen            7,500 (1)         8.47%             $13.97        2/21/08          28,947 (2)          63,966 (4)
------------------------------------------------------------------------------------------------------------------------------------
John R. Wilson                  --               --                --            --                 --                  --
------------------------------------------------------------------------------------------------------------------------------------


(1) Of the options granted pursuant to the Company's 1997 Incentive Stock Option Plan, none are exercisable in the first year and then 25% of the grant become exercisable in each of the next four years. Issued at market price on day of grant.

(2) Calculated based upon assumed stock prices for the Company's common stock of $17.83 and $22.50 respectively, if 5% and 10% annual rates of stock appreciation are achieved over the full term of the option.

(3) The potential realizable gain equals the product of the number of shares underlying the stock option grant and the difference between the assumed stock price and the exercise price of each option.

        The following table shows information on the Company's executive officers exercise of stock options during 2003 and the number of outstanding stock options held by such persons and the possible value of such options as of December 27, 2003.

-------------------------------------------------------------------------------------------------------------------
AGGREGATED OPTION EXERCISES IN 2003 AND YEAR END OPTION VALUES
-------------------------------------------------------------------------------------------------------------------
                                                                Number of Unexercised     Value of Unexercised
                                                                 Options at 12/27/03    In-The-Money Options at
                        Shares Acquired                             Exercisable/         12/27/03 Exercisable/
                          On Exercise      Value Realized           Unexercisable            Unexercisable
             Name             (#)              $ (1)                     (#)                     $ (2)
-------------------------------------------------------------------------------------------------------------------
Robert E. Griffin             1,998             11,109               7,007 / --               165,174 / --
-------------------------------------------------------------------------------------------------------------------
C.W. "Bill" Reed             10,000             82,900             60,429 / 58,125        1,342,122 / 973,650
-------------------------------------------------------------------------------------------------------------------
Terry D. Frandsen                --                 --               -- / 7,500               -- / 117,750
-------------------------------------------------------------------------------------------------------------------
John R. Wilson               20,625            213,300             11,250 / 20,625         212,138 / 345,788
-------------------------------------------------------------------------------------------------------------------

(1) Value is calculated by determining the difference between the per share exercise price and the per share fair market value of the common stock as of the exercise date, multiplied by the number of shares acquired upon the exercise of the options.

(2) The value of unexercised options is calculated by determining the difference between $29.67 per share, the last reported sale price of the common stock on the Nasdaq National Market on December 27, 2003, and the exercise price of the option as of such date, multiplied by the number of shares subject to the option.

COMPENSATION OF DIRECTORS

        During 2003 all Directors of the Company except Mr. Griffin received a retainer of $6,000 and a regular meeting fee of $3,000 for each meeting attended. In addition, the Chairman of the Audit Committee received a $2,000 Chairman fee and the Chairman of the Compensation Committee received a $1,000 Chairman fee. Directors are reimbursed for their expenses incurred for attending the meetings.

        Mr. Griffin received $22,000 for performing his duties as Chairman of the Board and for serving on the Board of Directors and its committees. Mr. Griffin also receives a fee of $3,000 for each meeting attended.

        Some of the Directors elected to receive some of these fees in shares of the Company's common stock pursuant to the 1997 Director Stock Compensation and Option Plan which was approved by shareholders at the 1997 annual meeting. Those shares and options will not be issued until April 25, 2004. In 2003 there were 2,376 shares issued and 1,189 stock options issued pursuant to the plan. The number of shares to be issued will be calculated based on the aggregate director fees deferred by the director since the 2003 Annual Meeting divided by $13.09, the closing share price on the first business day following the 2003 Annual Meeting. Each director who elected to receive shares will also be granted stock options in an amount equal to one half of the shares issued to the director at an exercise price of $12.86 per share.


COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors determines executive compensation. The Stock Option Committee of the Board of Directors determines stock option grants. Both committees are comprised entirely of non-management Directors. Based on the Company's past compensation practices, the Company does not currently believe that Section 162 (m) of the Internal Revenue Code, which limits the deductibility of executive compensation in certain events, will adversely affect the Company's ability to obtain a tax deduction for compensation paid to its executive officers.


                      REPORT OF THE COMPENSATION COMMITTEE

        The Company's compensation package for its executive officers consists primarily of base salary, incentive profit sharing bonuses and stock option grants. Stock option grants are determined by the Stock Option Committee and are discussed under that Committee's separate report. The Compensation Committee determines base salaries and incentive profit sharing bonuses.

        In general, base salary levels are set at the beginning of each year at levels believed by this Committee to be sufficient to attract and retain qualified executives when considered with the other components of the Company's compensation structure. The primary considerations in determining whether base salaries will be adjusted is the Company's income level generated in the previous year and any changes in level of responsibility. The Committee also subjectively reviews the individual performance of each executive officer. For 2003, the Committee believed that base salaries for executive officers and most other management employees should be increased. The increases ranged from about 3% to 7%. The Committee increased Mr. Reed's base salary for 2003 by 5.0%.

        This Committee believes that a significant portion of total annual cash compensation should be subject to the Company's actual performance achieved in that year. Consequently, the incentive profit sharing bonuses of the Company's executive officers can be a significant percentage of their overall compensation. Each of the Company's subsidiaries has in place an incentive profit sharing plan where the amounts payable thereunder are based primarily upon the subsidiary's Earnings Before Interest, Taxes and Amortization ("EBITA") return on equity and EBITA return on assets. At the beginning of each year, the Committee reviews, approves and/or modifies target levels suggested by management for each of these components for each subsidiary.

        If the subsidiary meets or exceeds its targets in one or more of the performance components, a bonus pool is created with respect to such component for payment to the subsidiary's employees. An additional 20.0% of any amounts payable under the subsidiary's incentive profit sharing plan is payable to the Company. The Company in turn distributes the incentive compensation received from each subsidiary to the Company's executive officers based on a pre-determined percentage. Accordingly, each executive officer's incentive profit sharing is directly linked to the performance by each of the Company's operating subsidiaries. This Committee on an annual basis reviews the percentage and amount attributable to each individual executive officer. This Committee approved Mr. Reed's portion, under the plan, of $600,869 for 2003.

        In 2003, the Company's office and graphic arts subsidiary and the company's sporting goods subsidiary exceeded their target levels for each of the incentive profit sharing components and a bonus pool was created with respect to those operations. Therefore, the 2003 bonus amounts paid to Mr. Reed and the Company's other executive officers were generated from the Company's office and graphic arts subsidiary and the Company's sporting goods subsidiary. After incentive profit sharing and taxes the Company's consolidated net income of $14,850,000 generated a return on assets (on average beginning and ending assets) of 12.9% and a return on beginning equity of 32.4%.


                                Keith P. Williams

                        REPORT OF STOCK OPTION COMMITTEE

        The Company maintains a Stock Option Committee of the Board of Directors, whose primary purpose is to determine annual stock option grants to the Company's executive officers and other eligible employees. The Stock Option Committee continues to believe that stock options are an effective incentive to encourage stock ownership by officers and key employees of the Company and its subsidiaries so that those persons acquire or increase their proprietary interest in the success of the Company.

        Shareholders approved the 1997 Incentive Stock Option Plan at the 1997 annual meeting. Pursuant to that plan the committee felt it was appropriate to grant stock options to certain executive officers of the Company in 2003. The committee granted Mr. Reed 15,000 options.

                                Keith P. Williams


    COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER
                                  PARTICIPATION

        In 2003, Messrs. Graves Williams and Keith Williams were non-employee Directors of the Company and comprised the Company's Compensation and Stock Option Committees. No other Director or executive officer of the Company serves on any board of directors or compensation committee of any entity that compensates any of Messrs. Graves Williams or Keith Williams.

                          REPORT OF THE AUDIT COMMITTEE

        In accordance with its written charter attached as Annex 1 as adopted by the Board of Directors ("Board"), the Audit Committee of the Board ("Committee") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Escalade. All of the Committee members are independent directors as defined under Nasdaq rules. During fiscal year 2003, the Committee met four times, and discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer and independent auditors prior to public release.

        In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed and considered whether the provision of non-audit services by the Company's auditors is consistent with the auditors' independence. The Audit Committee has determined that the provisions of such services are consistent with the auditors' independence. The Committee also discussed with management, and the independent auditors the quality and adequacy of Escalade's internal controls. The Committee reviewed with the independent auditors their audit plan, audit scope and identification of audit risks.

        The Committee discussed and reviewed with the independent auditors all communications required by auditing standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

        The Committee reviewed the audited financial statements of Escalade as of and for the year ended December 27, 2003, with management and the independent auditors. Management has the responsibility for the preparation of financial statements and the independent auditors have the responsibility for the examination of those statements.

        Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that Escalade's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 27, 2003, for filing with the Securities and Exchange Commission. The Committee also appointed, subject to shareholder approval, BKD LLP as the Company's independent auditors.


             Blaine E. Matthews, Jr.                    Keith P. Williams


                         PRINCIPAL ACCOUNTING FIRM FEES

        The following table sets forth the aggregate fees billed to Escalade, Incorporated for the fiscal years ended December 27, 2003 and December 28, 2002 by the Company's principal accounting firm, BKD LLP.

                          DECEMBER 27, 2003          DECEMBER 28, 2002
--------------------------------------------------------------------------
Audit Fees                    $ 109,655                    $ 98,070
Audit-Related Fees               31,425                          --
Tax Fees                         44,400                     101,173
All Other Fees                    3,960                          --
                              ---------                   ---------
Total                         $ 189,450                   $ 199,243
                              =========                   =========

        Audit Fees. This category includes the audit of Escalade's annual financial statements, review of financial statements included in Escalade's Form 10-Q Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the those fiscal years.

        Audit-Related Fees. This category includes assurance and related services performed by BKD LLP that are reasonably related to the performance of the audit or review of Escalade's annual financial statements and are not reported above under "audit fees." The fees incurred in 2003 relate to acquisition related consulting and foreign entity reporting.

        Tax Fees. This category consists of professional services rendered by BKD LLP for tax compliance and advice. The services performed for the fees disclosed under this category include tax preparation and technical advice

        All Other Fees. This category consists of fees for miscellaneous consulting.

        The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent auditors, except as described below. Pre-approval shall not be required for the provision of non-audit services if (1) the aggregate amount of all such non-audit services constitute no more than 5% of the total amount of revenues paid by the Company to the auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Company at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. No services were provided by BKD LLP pursuant to these exceptions.

FINANCIAL PERFORMANCE

        The graph below compares the Company's cumulative total shareholder return on Escalade common stock to a broad equity market index and to an industry index for the past five years, assuming an initial $100 investment. The broad equity market index is the CRSP Total Return Index for The Nasdaq Stock Market ("Nasdaq U.S.) that includes all domestic companies traded on the Nasdaq market, as are the Escalade shares. The published industry index is the Nasdaq Total Return Industry Index for Nasdaq Non-Financial Stock ("Nasdaq Non-Financial") which is comprised of all Nasdaq traded companies having the standard industrial classification (SIC) code of 1 through 59 and 70 and above, which are all of the non-financial industries SIC codes. The Company's SIC code falls within these parameters and the Company is not aware of any other single company that is engaged in both the same industries as Escalade. The information presented was provided by The Nasdaq Stock Market, Inc. Cumulative total shareholder returns for Escalade common stock are based on Escalade's fiscal year. Cumulative total shareholder returns for Nasdaq U.S. and Nasdaq Non-Financial are based on a calendar year.

COMPARISON OF FIVE YEAR CUMULATIVE RETURN FOR ESCALADE, NASDAQ U.S. INDEX AND NASDAQ NON-FINANCIAL INDEX

                                  [LINE GRAPH]


OTHER SECURITIES FILINGS

        The information contained in this Proxy Statement under the sub-headings "Compensation and Stock Option Committee Report on Executive Compensation", "Report of the Audit Committee" and "Financial Performance" are not, and should not be deemed to be, incorporated by reference into any prior filings by the Company under the

Securities Act of 1933 or the Securities Exchange Act of 1934 that purport to incorporate future filings or portions thereof by reference (including this proxy statement).

                                   ITEM NO. 2
                              APPROVAL OF AUDITORS

        The Audit Committee proposes and recommends that the Stockholders approve the selection of the firm of BKD LLP to serve as independent auditors for the Company for fiscal year 2004. BKD LLP, formerly known as Olive LLP, has served as independent auditors for the Company since 1977. Audit services performed by BKD LLP during the fiscal year most recently completed include examinations of the financial statements of the Company and its subsidiaries, services related to filings with the Securities and Exchange Commission, and consultations on matters related to accounting, financial reporting and filing of Federal and State Income Tax Returns. Representatives of BKD LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        In the event the shareholders do not approve the appointment of BKD LLP, as independent auditors for 2004, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty and expense of making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the year 2004 will be permitted to stand unless the Board finds other good reason for making a change. The Board of Directors recommends a vote "FOR" the approval of the appointment of BKD LLP.


                                   ITEM NO. 3
                   PROPOSAL TO AMEND ARTICLES OF INCORPORATION
             TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

        The Board of Directors recommends the amendment of Article Fourth (A) of the Company's Amended Articles of Incorporation in the manner shown in Annex 2 hereto. The proposed Amendment to Article Fourth (A) would change the number of authorized shares of the Company's common stock from ten million (10,000,000) shares to thirty million (30,000,000) shares. This change would be effective upon the date of filing of the Amendment to the Amended Articles with the Secretary of State of the State of Indiana.

        The Board of Directors believes that it is in the best interest of the Company and its stockholders that the Company have a sufficient number of authorized but unissued shares of its common stock available for general corporate needs such as future stock dividends or stock splits, for possible use in future acquisitions and expansion opportunities that may arise, and for other proper purposes within the limitations of the law. The Company has no current plans to use its authorized but unissued shares of common stock without par value for any particular purpose. Such shares would be available for issuance without further action by the stockholders, except as otherwise limited by applicable law.

        If additional shares of common stock are issued by the Company, it may potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management. Additionally, the issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing stockholders. The terms of any common stock issuance which will be determined by the Company's Board of Directors, will depend upon the reason for issuance and will be dependent largely on market conditions and other factors existing at the time. The increase in authorized shares of common stock has not been proposed in connection with any anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts by anyone to obtain control of the Company or to effect large accumulations of the Company's common stock.

        The resolutions attached to this proxy statement as Annex 2 will be submitted for adoption at the Annual Meeting. The Board of Directors recommends a vote "FOR" the approval of the Amendment to the Company's Amended Articles of Incorporation.

                       RESULTS OF THE 2003 ANNUAL MEETING

        6,004,481 shares or 92.2 % of the outstanding shares of the Company were voted in person or by proxy at the 2003 annual meeting that was held April 26, 2003. The proposals to elect to the Board six Directors, and to approve the appointment of BKD LLP to serve as independent auditors for the Company for the year 2003 were approved by the shareholders.

                SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

        Shareholder proposals for shareholder action at the 2005 annual meeting must be presented in writing at the offices of the Company on or before November 12, 2004. Any shareholder who intends to propose any other matter to be acted upon at the 2005 annual meeting of shareholders must inform the Company no later than February 25, 2005. If notice is not provided by that date, the persons named in the Company's proxy for the 2005 annual meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2005 annual meeting. Only such proposals as are (1) required by Securities and Exchange Commission Rules, and are (2) permissible shareholder motions under the Corporation law of the State of Indiana will be included on the 2005 meeting docket.

                                 OTHER BUSINESS

        Management does not know of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting. No shareholder has informed the Company of any intention to propose any other matter to be acted upon at the meeting. Accordingly, the persons named in the accompanying Proxy are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this proxy statement. If any matters properly come before the meeting, it is intended that the persons named in the accompanying Proxy will vote thereon according to their best judgment and interest of the Company.

                                       By order of the Board of Directors


                                      TERRY D. FRANDSEN
                                      V.P. Finance, CFO & Secretary

                                    ANNEX 1

                             ESCALADE, INCORPORATED
                             AUDIT COMMITTEE CHARTER
               APPROVED BY THE BOARD OF DIRECTORS ON JULY 25, 2003


I.      MEMBERSHIP AND QUALIFICATIONS

        MEMBERS; CHAIRPERSON. The members of the Committee are appointed annually by the Board of Directors of Escalade, Incorporated (the "Company") on the recommendation of the entire Board. The members shall serve until their successors are duly elected and qualified by the Board. The Board determines the number of members in the Committee from time to time, but the number will not be less than the minimum number prescribed by applicable law, by requirements applicable to issuers listed on The Nasdaq National Market, or such other exchange or system upon which the Company's securities are listed, quoted and/or traded ("Nasdaq"). In no event will such number of members be less than three
(3). The Board will appoint one of the members of the Committee to serve as Committee Chair. The Committee may also appoint a Secretary, who need not be a Director.

        INDEPENDENCE; QUALIFICATIONS. Committee members must fully satisfy independence and experience requirements as prescribed by Nasdaq, Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission ("SEC"). At least one member of the Committee shall be an "audit committee financial expert" as defined by the rules of the SEC, and all members of the Committee shall have a strong level of accounting or financial acumen able to read and understand fundamental financial statements at the time of their appointment to the Committee. No member of the Committee may be an "affiliated person" of the Company or any of its subsidiaries (as defined in the federal securities laws) nor may any member of the Committee simultaneously serve on the audit committee of more than two other public companies. Director's fees are the only compensation that a Committee member may receive directly or indirectly from or on behalf of the Company.

        TERM. Members of the Committee shall serve until their successors are duly elected and qualified by the Board. No member of the Committee shall be removed except by majority vote of the Independent Directors then in office.

        MEETINGS. The Committee shall meet at least four times annually.

II.     PURPOSE OF THE COMMITTEE

                The Committee's primary purpose is to:

                        -       Provide assistance to the Board by monitoring:

                        1) the integrity of the financial statements of the Company,

                        2) the independent auditors' qualifications and independence,

                        3) the performance of the Company's and its subsidiaries' internal audit function and independent auditors,

                        4)  the Company's system of internal controls,

                        5) the Company's financial reporting and system of disclosure controls, and

                        6) the compliance by the Company with legal and regulatory requirements and with other policies and procedures established by the Company; and

        - Prepare the Committee report required by the rules of the SEC to be included in the Company's annual proxy statement.

            The Committee is directly and solely responsible for the appointment, compensation, and oversight of the work of the independent auditor (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Committee. The Committee has the sole power to retain or terminate the Company's independent auditor and has the ultimate authority to approve all audit fees and terms.

            The Committee's job is one of oversight as set forth in this charter. It is not the duty of the Committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP"). Nor is it the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and other Company policies and rules. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal controls, and the independent auditors are responsible for auditing the financial statements.

III.        RESPONSIBILITIES OF THE COMMITTEE

A.          CHARTER REVIEW

                - Review and reassess the adequacy of this charter at least annually and recommend to the Board any proposed changes to this charter; and

                - Publicly disclose the charter and any such amendments at the times and in the manner as required by the SEC and/or any other regulatory body or stock exchange having authority over the Company.

B.      FINANCIAL REPORTING / INTERNAL CONTROLS

                - Review and discuss with the independent auditors their respective annual audit plans, reports and the results of their audits;

                - Review and discuss with management and the independent auditors the Company's annual and quarterly financial statements, including significant changes in accounting principles or their application, disclosure under the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and management's certification of such statements. Based on the Committee's review and discussions, recommend to the Board that the quarterly and annual financial statements be included in the Corporations Form 10-Q and Form10-K filings, respectively;

                - Review and discuss with management and, where appropriate, the independent auditors, the Company's financial disclosures in its registration statements, press releases, earnings releases, current reports, real time disclosures, call reports or other public disclosures.

                - Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, the development, selection and disclosure of critical accounting estimates and principles and the use thereof, and analyses of the effect of alternative assumptions, estimates, principles or generally accepted accounting principles ("GAAP") methods on the Company's financial statements;

                - Discuss with management and the independent auditors the effect of regulatory and accounting initiatives on the Company's financial statements, conditions or results and any necessary disclosures related thereto;

                - Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies;

                - Review with the Company's independent auditors their reports on the annual and quarterly financial statements and all communications required of the independent auditors including their assessment and judgment as to the quality of the Corporation's accounting policies and disclosures;

                - Ensure that the Company's independent auditors shares with the Committee all material written communication between the auditors and management;

                - Discuss with the Company's independent auditors and management their assessments of the adequacy of the Company's internal controls and disclosure controls and procedures and determine that management is resolving any internal control weaknesses in a diligent manner;

                - Monitor the Company's progress in promptly addressing and correcting any and all identified weaknesses or deficiencies in financial reporting, internal controls or related matters;

                - Receive periodic reports from the independent auditors and appropriate officers of the Company on significant accounting or reporting developments proposed by the Financial Accounting Standards Board or the SEC that may impact the Company; and

                - Receive periodic reports from independent auditors and appropriate officers of the Company on significant financial reporting, internal controls or other related matters of the Company's subsidiaries.

C.      INDEPENDENT AUDITORS

                - Hire, fire, compensate, review and oversee the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting);

                - Review the experience, rotation and qualifications of the senior members of the independent auditors' team;

                - Monitor the independence, qualifications and performance of the independent auditors by, among other things:

                        1) Obtaining and reviewing a report from the independent auditors at least annually regarding (a) the independent auditors' internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the same, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Company;

                        2) Evaluating the qualifications, performance and independence of the independent auditors, including considering whether the auditors' quality controls are adequate and whether the provision of any non-audit services is compatible with maintaining the auditors' independence, and taking into account the opinions of management and the internal auditors;

                        3) Establishing and overseeing restrictions on the actions of directors, officers, or employees of the Company in illegally influencing, coercing, manipulating or misleading the Company's independent auditors;

                        4) Determine that appropriate personnel rotations have occurred to maintain and enhance independence;

                        5) If so determined by the Committee, taking additional action to satisfy itself of the qualifications, performance and independence of the auditors.

                - Meet with the independent auditors prior to each annual audit to discuss the planning and staffing of the audit;

                - Pre-approve all auditing services and permitted non-audit services to be performed for the Company by the independent auditors or any other auditing or accounting firm;

                - Establish and maintain hiring policies for employees or former employees of independent auditors who participated in any capacity in an audit of the Company; and

                - Ensure that the independent auditors have access to all necessary Company personnel, records or other resources.

D.      INTERNAL AUDIT FUNCTION

                - Review and oversee the Company's internal audit functions and ensure that qualified personnel are assigned;

                - Review internal audit plans and assess whether they are consistent with the Company's needs;

                - Review and discuss with the appropriate personnel, the reports prepared, the control risk assessment of the work, and management's responses;

                - Discuss with the independent auditors the planned scope of the internal audit; and

                - Ensure that assigned personnel have access to all necessary Company resources.

E.      COMPLIANCE OVERSIGHT

                - Discuss with management and the internal auditors the Company's processes regarding compliance with applicable laws, regulations, and the Company's corporate governance policies and procedures; obtaining reports from management. From time to time advise the Board of Directors with respect to the same and obtain from the independent auditors any reports required to be furnished to the Committee under the Exchange Act or an assurance that the Exchange Act has not been implicated;

                - Review procedures designed to identify related party transactions that are material to the financial statements or otherwise require disclosure;

                - Establish procedures for the Committee to receive, retain and respond to anonymous complaints regarding the preparation of financial statements, accounting, internal controls, and auditing matters;

                - Discuss with management any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies or compliance with the Company's corporate governance policies and procedures; and

                - Discuss with the outside counsel and with responsible persons within the Company legal matters that may have a material impact on the financial statements and that may have an impact on the Company's compliance policies.

F.      GENERAL

                - Meet as often as the Committee or the Committee Chair determines, but not less frequently than quarterly;

                - On a regular basis, as appropriate, meet separately with management (especially the Chief Financial Officer and with the independent auditors;

                - Report to the Board on the Committee's activities at each Board meeting;

                - Maintain minutes or other records of the Committee's meetings and activities;

                - Review and assess the quality and clarity of the information provided to the Committee and make recommendations to management and the independent auditors as the Committee deems appropriate from time to time for improving such materials;

                - Form and delegate authority to subcommittees or members when appropriate;

                - Prepare the audit committee report to be included in the Company's proxy statement when and as required by the rules of the SEC; and

                -   Annually review the performance of the Committee.

        IV.         FUNDING; OTHER ADVISORS AND RELIANCE

        AUTHORITY TO ENGAGE THIRD PARTIES; FUNDING. The Committee has the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Committee shall also have the authority, to the extent it deems necessary or appropriate, to ask the Corporation to provide the Committee with the support of one or more Corporation employees to assist it in carrying out its duties. The Corporation shall provide for appropriate funding, as determined solely by the Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any other advisors employed by the Committee. The Committee may request any officer or employee of the Corporation or the Corporation's outside counsel, independent auditors or other advisors to attend a meeting of the Committee or to meet with any members of, or consultant to, the Committee.

        RELIANCE. In performing their duties and responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

        - One or more officers or employees of the Company whom the Committee member reasonably believes to be reliable and competent in the matters presented;

        - Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

        - Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

                                     ANNEX 2

                      PROPOSED AMENDMENT TO ARTICLE FOURTH
                      OF AMENDED ARTICLES OF INCORPORATION

        RESOLVED, That Paragraph (A) of Article Fourth of the Amended Articles of Incorporation of Escalade, Incorporated be, and they hereby are, amended in their entirety to read as follows:

        "FOURTH: (A) The total number of shares of stock which the Corporation shall have authority to issue shall be Thirty One Million (31,000,000) shares, consisting of Thirty Million (30,000,000) shares of common stock, no par value per share and One Million (1,000,000) shares of preferred stock, no par value per share."

        RESOLVED, FURTHER, That the proper officers of the Company be and hereby are authorized and directed to take all actions, execute all instruments, and make all payments which are necessary or desirable, in their discretion, to make effective the foregoing amendment to the Amended Articles of Incorporation of the Company, including, without limitation, filing a certificate of such amendment with the Secretary of State of Indiana.

                                      PROXY

ESCALADE, INCORPORATED                                  THIS PROXY IS SOLICITED
251 WEDCOR AVENUE                                       ON BEHALF OF THE
WABASH, INDIANA 46992                                   BOARD OF DIRECTORS

        The undersigned hereby appoints Robert E. Griffin, Blaine E. Matthews, Jr. and Keith P. Williams, or any of them, each with power of substitution, as Proxies of the undersigned to attend the Annual Meeting of Shareholders of Escalade, Incorporated (the "Company") to be held on Saturday, April 24, 2004, at 9:00 a.m., local time, at the Company's offices located at 817 Maxwell Avenue, Evansville, Indiana 47717, and any adjournment or adjournments thereof, and to vote the number of shares of the Company's Common Stock which the undersigned would be entitled to vote if personally present on the following matters:

        1.      ELECTION OF DIRECTORS

                Vote for Seven (7) Nominees to Serve as Directors of the Company for the one-year term ending at the 2005 Annual Meeting of Shareholders.


                                                               WITHHOLD
                                                               AUTHORITY
NOMINEE                            FOR                          TO VOTE
-------                            ---                          -------

Robert E. Griffin                  [ ]                            [ ]

Blaine E. Matthews, Jr             [ ]                            [ ]

C.W. "Bill" Reed                   [ ]                            [ ]

Keith P. Williams                  [ ]                            [ ]

Edward E. (Ned) Williams           [ ]                            [ ]

Richard D. White                   [ ]                            [ ]

George Savitsky                    [ ]                            [ ]

        2.      RATIFICATION OF AUDITORS

                For [ ] Against [ ] Abstain [ ] the ratification of the selection by the Board of Directors of Olive LLP as auditors for the Company for the fiscal year ending December 25, 2004.


        3.      AMENDMENT OF ARTICLES OF INCORPORATION

                For [ ] Against [ ] Abstain [ ] the amendment to the Company's Amended Articles of Incorporation to increase the authorized number of shares of common stock from ten million (10,000,000) shares to thirty million (30,000,000) shares.

                 [CONTINUED AND TO BE SIGNED ON THE OTHER SIDE]

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN ITEM 1, "FOR" ITEM 2 AND "FOR" ITEM 3, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated                         , 2004

[Shareholder's Name and Address as on Record Books]




 (Please sign exactly as your name or names appear hereon. When shares are held by joint tenants, both should sign. If signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If signing on behalf of a corporation, the full name of the corporation should be set forth accompanied by the signature on its behalf of a duly authorized officer.)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENVELOPE PROVIDED.



                                       2